UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

NEOGENOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 8, 2014, NeoGenomics Laboratories, Inc., a Florida corporation (“Neo Labs”), a wholly-owned subsidiary of the registrant NeoGenomics, Inc., a Nevada corporation (the “NeoGenomics”), entered into a membership interest purchase agreement (the “Agreement”) with Path Labs, LLC d/b/a Path Logic, a Delaware limited liability company (“Path Logic”), and Path Labs Holdings, LLC, a Delaware limited liability company (“PL Holdings”), whereby Neo Labs acquired all of the outstanding equity ownership interests in Path Logic from PL Holdings for a purchase price of $6.0 Million less its liabilities assumed (the “Acquisition”). These liabilities were estimated to be approximately $150,000, therefore consideration was approximately $5.85 Million. Neo Labs paid the purchase price using cash on hand and borrowings on its revolving credit facility.

The summary of the Agreement set forth above does not purport to be a complete statement of the terms of such document. The summary is qualified in its entirety by reference to the full text of the document, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference.

Item 8.01.	Other Events.

On July 8, 2014, NeoGenomics issued a press release announcing the completion of the Acquisition (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. NeoGenomics intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b)	Pro Forma Financial Information. NeoGenomics intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(c)	Not applicable

(d)	Exhibits.

2.1	Membership Interest Purchase Agreement by and among NeoGenomics Laboratories, Inc., Path Labs, LLC, and Path Labs Holdings, LLC, dated July 8, 2014.

99.1	Press Release of NeoGenomics, Inc. dated July 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ George A. Cardoza
George A. Cardoza
Chief Financial Officer

Date: July 11, 2014

Exhibit Index

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement by and among NeoGenomics Laboratories, Inc., Path Labs, LLC, and Path Labs Holdings, LLC, dated July 8, 2014

99.1	Press Release of NeoGenomics, Inc. dated July 8, 2014